                                                                      Exhibit 24

                               POWER OF ATTORNEY

     Know all by these  presents,  that the undersigned  hereby  constitutes and appoints each of Barbara E. Coluci,  Heide Mabee,  Barbara Lefkowitz and Barbara
Smith, signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute  for and on behalf of the  undersigned,  in the  undersigned's capacity as an officer  and/or  director  of EMC  Corporation  (the  "Company"),
Forms 144 in accordance  with Rule 144 of the Securities Act of 1933 and Forms 4 and 5 in accordance with  Section 16(a)  of the Securities  Exchange Act of 1934 and the rules thereunder;

     (2) do and  perform any and all acts for and on behalf of the  undersigned which may be necessary or desirable to complete and execute any such Form 144, 4 or 5, complete and execute any amendment or amendments thereto,  and timely file
(whether by mail,  electronic  transmission or other acceptable means) such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type  whatsoever  in connection  with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such  attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving in such  capacity at the request of the  undersigned,  are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Rule 144 of the  Securities  Act of 1933 or  Section  16 of the  Securities
Exchange Act of 1934.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned is no longer required to file Forms 144,  4 or 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing  attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of August, 2004.

                                              /s/ Olli-Pekka Kallasvuo
                                              ----------------------------------
                                              Signature

                                              Olli-Pekka Kallasvuo
                                              ----------------------------------
                                              Print name

Witness:

Soile Liljeqvist
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